Exhibit 99.28(j)(2)

Consent of Independent Registered Public Accounting Firm

To the Shareholders and

Board of Trustees of

DundeeWealth Funds

We consent to the use of our report, dated November 28, 2011, for the Dynamic Canadian Equity Income Fund, Dynamic Contrarian Advantage Fund, Dynamic Discovery Fund, Dynamic Gold & Precious Metals Fund, Dynamic U.S. Growth Fund, and Dynamic Energy Income Fund (the Funds), each a series of the DundeeWealth Funds, incorporated herein by reference, and to the reference to our firm under the heading “Financial Highlights” in the Prospectus and in the headings “Portfolio Holdings,”  “Independent Registered Public Accounting Firm” and “Financial Statements” within the Statement of Additional Information.

/s/ KPMG LLP

Philadelphia, Pennsylvania
January 31, 2012

Consent of Independent Registered Public Accounting Firm

To the Shareholders and

Board of Trustees of

DundeeWealth Funds

We consent to the use of our report, dated November 28, 2011, for the JOHCM International Select Fund (the Fund), a series of the DundeeWealth Funds, incorporated herein by reference, and to the reference to our firm under the heading “Financial Highlights” in the Prospectus and in the headings “Portfolio Holdings,”  “Independent Registered Public Accounting Firm” and “Financial Statements” within the Statement of Additional Information.

/s/ KPMG LLP

Philadelphia, Pennsylvania
January 31, 2012

Consent of Independent Registered Public Accounting Firm

To the Shareholders and

Board of Trustees of

DundeeWealth Funds

We consent to the use of our report, dated November 28, 2011 (except as to the second paragraph of Note 11 which is as of January 30, 2012), for the Mount Lucas U.S. Focused Equity Fund (the Fund), a series of the DundeeWealth Funds, incorporated herein by reference, and to the reference to our firm under the heading “Financial Highlights” in the Prospectus and in the headings “Portfolio Holdings,”  “Independent Registered Public Accounting Firm” and “Financial Statements” within the Statement of Additional Information.

/s/ KPMG LLP

Philadelphia, Pennsylvania
January 31, 2012

Consent of Independent Registered Public Accounting Firm

To the Shareholders and

Board of Trustees of

DundeeWealth Funds

We consent to the use of our report, dated November 28, 2011, for the Smith Cap Large Cap Core Growth Fund (the Fund), a series of the DundeeWealth Funds, incorporated herein by reference, and to the reference to our firm under the heading “Financial Highlights” in the Prospectus and in the headings “Portfolio Holdings,”  “Independent Registered Public Accounting Firm” and “Financial Statements” within the Statement of Additional Information.

/s/ KPMG LLP

Philadelphia, Pennsylvania
January 31, 2012